UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                                                                     June 1, 2004

                      WEBCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Oklahoma                                                                     0-23242                                                             73-1097133
(State or other jurisdiction of                             (Commission File Number)                                             (IRS Employer
        incorporation)                                                                                                                            Identification No.)

9101 West 21st Street,          Sand Springs, Oklahoma          74063
(Address of principal executive offices)                              (Zip Code)

Registrant’s telephone number, including area code:  (918) 241-1000

Item 5. Other Events and Regulation FD Disclosure

    On June 1, 2004, Webco Industries, Inc. issued a press release, a copy of which is attached as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

    (c)        Exhibits

    99.1     Press Release dated June 1, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                             WEBCO INDUSTRIES, INC.

Dated: June 1, 2004                                            By: /s/ Michael P. Howard
                                                                           Michael P. Howard
                                                                           Vice President and
                                                                           Chief Financial Officer